UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2011

HERCULES OFFSHORE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51582	56-2542838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Greenway Plaza, Suite 2200 Houston, Texas		77046
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 350-5100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 2 amends the Current Report on Form 8-K that Hercules Offshore, Inc. (“Hercules Offshore”) filed with the Securities and Exchange Commission (“SEC”) on April 27, 2011 concerning the completion of its acquisition of certain assets and liabilities from Seahawk Drilling, Inc. (“Seahawk”), to include the unaudited historical financial statements of Seahawk as of and for the three month period ending March 31, 2011 and the unaudited pro forma financial information for the twelve months ended December 31, 2011 required by Item 9.01 of Form 8-K. The assets acquired primarily consisted of 20 jackup rigs located in the U.S. Gulf of Mexico and related equipment, accounts receivable and certain contractual rights. The assumed liabilities were limited to specific items, such as certain accounts payable, with all other liabilities retained by Seahawk.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

The unaudited consolidated financial statements of Seahawk as of and for the three months ended March 31, 2011 and 2010 are filed in this Current Report as Exhibit 99.1. The unaudited historical consolidated financial statements of Seahawk Drilling, Inc., as of and for the three month period ending March 31, 2011, included herein, have not been subject to a review in accordance with Statement on Auditing Standards No. 100, Interim Financial Information, by KPMG LLP (or any public accountant).

(b)	Pro forma financial information

The unaudited pro forma condensed financial statements for the twelve months ended December 31, 2011 are filed in this Current Report as Exhibit 99.2

(d)	Exhibits.

Exhibit Number	Description

99.1	Seahawk’s unaudited consolidated balance sheet as of March 31, 2011 and the consolidated statements of operations and cash flows for the three months ended March 31, 2011 and 2010 and the notes related thereto. The unaudited historical consolidated financial statements of Seahawk Drilling, Inc., as of and for the three month period ending March 31, 2011, included herein, have not been subject to a review in accordance with Statement on Auditing Standards No. 100, Interim Financial Information, by KPMG LLP (or any public accountant).

99.2	Unaudited pro forma condensed financial statements of Hercules and Seahawk for the twelve months ended December 31, 2011 and explanatory notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES OFFSHORE, INC.

Date: March 20, 2012	By:	/s/ Stephen M. Butz
Stephen M. Butz
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Seahawk’s unaudited consolidated balance sheet as of March 31, 2011 and the consolidated statements of operations and cash flows for the three months ended March 31, 2011 and 2010 and the notes related thereto. The unaudited historical consolidated financial statements of Seahawk Drilling, Inc., as of and for the three month period ending March 31, 2011, included herein, have not been subject to a review in accordance with Statement on Auditing Standards No. 100, Interim Financial Information, by KPMG LLP (or any public accountant).

99.2	Unaudited pro forma condensed financial statements of Hercules and Seahawk for the twelve months ended December 31, 2011 and explanatory notes.